                                                                     EXHIBIT 10

                     WRITTEN CONSENT IN LIEU OF MEETING OF
                 MEMBERS OF ELDORADO LIMITED LIABILITY COMPANY

     In lieu of meeting of the Members ("Members") of ELDORADO LIMITED LIABILITY COMPANY ("Company"), a Nevada Limited Liability Company, the Members of the Company, in accordance with Chapter 86 of the Nevada Revised Statutes and the Operating Agreement of the Company, as amended ("Operating Agreement"), agree to the following resolutions and actions of the Company:

     WHEREAS, pursuant to the Operating Agreement, ELDORADO RESORTS LLC, as Manager and successor in interest to ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, agreed to loan such cash to the Company as was necessary for the initial capital contribution to the CIRCUS AND ELDORADO JOINT VENTURE for the construction of the SILVER LEGACY RESORT CASINO; and

     WHEREAS, pursuant to Section 9.2 of the Operating Agreement, the Members may, by unanimous vote, agree to convert the cash loan to an equity position; and

     WHEREAS, the Members hereby agree to convert said loan to an equity position, thereby increasing the percentage interest of ELDORADO RESORTS LLC, the Manager, with a corresponding reduction in the percentage interest of the other Members as reflected on Exhibit "A" hereto; and

     WHEREAS, because of the conversion of said loan to an equity interest, Exhibit "A" of the Operating Agreement must be amended to reflect the new percentage interests of the Members.

     NOW, THEREFORE, BE IT RESOLVED that Exhibit "A" attached hereto, which has been presented to and reviewed by the undersigned Members and which correctly states each Member's name, address, initial cash contribution, initial non-cash contribution, initial value of the Membership interest and current percentage membership interest shall be and hereby is approved and a copy thereof shall be attached to and substituted as Exhibit "A" to the Operating Agreement and shall be inserted in the Minute Book of the Company.

     RESOLVED FURTHER that Manager of the Company shall be and hereby is authorized, empowered and directed to execute all documents and take such other action as necessary to effectuate this transaction, including, without limitation, obtaining appropriate approval from the Nevada Gaming Commission. The transfer of the membership interests as reflected herein is subject to the prior approval of the Nevada Gaming Commission.

     The Members, by signing this Consent, waive notice of the time, place and purpose of the meeting of the Members and agree to the terms and conditions and transaction of business as set forth herein.

     ELDORADO RESORTS LLC by signing this Consent acknowledges that the Promissory Notes and loans referenced herein are canceled and deemed fully satisfied by the increased percentage interest as set forth herein.

     DATED as of June 30, 1997.

APPROVED:

ELDORADO RESORTS LLC,
as Successor in Interest
to ELDORADO HOTEL ASSOCIATES
LIMITED PARTNERSHIP,
A Nevada limited partnership,
Member and Manager


By: /s/ DONALD L. CARANO
    ---------------------------------
    DONALD L. CARANO
    President, Chief Operating
    Officer and Managing Member


RECREATIONAL ENTERPRISES, INC.
A Nevada Corporation,
Member


By: /s/ GENE CARANO
    ---------------------------------
    Its: Vice President
        -----------------------------


HOTEL-CASINO MANAGEMENT, INC.
A Nevada Corporation
Member

By: /s/ RAYMOND J. PONCIA, JR.
    ---------------------------------
    RAYMOND J. PONCIA, JR.
    President



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

                                  EXHIBIT "A"
                                    TO THE
                            OPERATING AGREEMENT OF
                       ELDORADO LIMITED LIABILITY COMPANY

MEMBER NAME:                               ELDORADO RESORTS LLC
                                           A Nevada limited liability company


Address:                                   345 North Virginia Street
                                           Reno, Nevada 89501

Capital Contribution:

    Cash in the form of debt
    and interest forgiveness               $29,373,663

    Non-Cash 88.74% Interest in a portion of the Real Property underlying the Silver Legacy Resort Casino

Percentage of Interest
Effective June 30, 1997                    96.1858%

MEMBER NAME:                               RECREATIONAL ENTERPRISES, INC.
                                           A Nevada corporation

Address:                                   345 North Virginia Street
                                           Reno, Nevada 89501

Capital Contribution:

    Cash Contribution                      $2,600,000

    Non-Cash Contribution                  7.5067% Interest in a portion of the
                                           Real Property underlying the Silver
                                           Legacy Resort Casino

Percentage of Interest
Effective June 30, 1997                    2.5428%

MEMBER NAME:                               HOTEL-CASINO MANAGEMENT, INC.
                                           A Nevada corporation

Address:                                   221 South Virginia Street
                                           Reno, Nevada 89501

Capital Contribution:

    Cash Contribution                      $1,300,000

    Non-Cash Contribution                  3.7533% Interest in a portion of the
                                           Real Property underlying the Silver
                                           Legacy Resort Casino

Percentage of Interest
Effective June 30, 1997                    1.2714%



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